UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 2 TO
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 18, 2011

SPAN-AMERICA MEDICAL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

South Carolina	0-11392	57-0525804
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

70 Commerce Center, Greenville, South Carolina	29615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (864) 288-8877

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends the Company’s Current Report on Form 8-K dated February 18, 2011 and filed with the Commission on February 24, 2011, as previously amended by Amendment No. 1 thereto filed with the Commission on March 11, 2011.

Item 5.07.  Submission of Matters to a Vote of Security Holders

As previously reported, the voting results from the Company’s 2011 Annual Meeting of Shareholders held on February 18, 2011 on how frequently the Company should include a non-binding advisory “say-on-pay” vote on the compensation of the Company’s executive officers in its annual proxy materials were as follows:

Matter	Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
Frequency of Say-on-Pay	638,715	717,096	50,773	3,574	932,828

The Company’s Board of Directors has determined to include a non-binding advisory “say-on-pay” vote on the compensation of the Company’s executive officers in the Company’s annual proxy materials every 2 years consistent with the preference of a plurality of the votes cast on the matter at the Company’s 2011 Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPAN-AMERICA MEDICAL SYSTEMS, INC.
(Registrant)

Date: May 23, 2011	By:	/s/ Richard C. Coggins
Richard C. Coggins
Chief Financial Officer